October 31, 2002

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       Oppenheimer                                      Annual Report
       Quest Balanced                                      ------
       Value Fund[SM]                                    Management
                                                        Commentaries
--------------------------------------------------------------------------------


Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements



[LOGO] OppenheimerFunds[R]
       The Right Way to Invest

HIGHLIGHTS


    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Manager

 7  Fund Performance

13  Financial
    Statements

33  Independent
    Auditors' Report

34  Federal Income Tax
    Information

35  Trustees and Officers



Fund Objective
Oppenheimer Quest Balanced Value Fund[SM] seeks a combination of growth of capital and investment income. The Fund's primary objective is growth of capital.

Fund Highlight
Though the Fund has experienced short-term weakness, its outlook has produced good long-term results for shareholders, as the Fund's five- and 10-year Lipper Balanced Fund category rankings are 22/319 and 4/81, respectively, for the period ended October 31, 2002. 1




Average Annual Total Returns*

          For the 1-Year Period
          Ended 10/31/02

          Without     With
          Sales Chg.  Sales Chg.
--------------------------------
Class A   -21.88%     -26.37%
--------------------------------
Class B   -22.38      -26.12
--------------------------------
Class C   -22.40      -23.14
--------------------------------
Class N   -21.99      -22.74
--------------------------------
Class Y   -21.48


Top Ten Common Stock Holdings 2
Freddie Mac                             5.6%
General Motors Corp., Cl. H             4.3
EMC Corp.                               4.2
Alcan, Inc.                             3.8
Citigroup, Inc.                         3.8
Household International, Inc.           3.2
Applied Materials, Inc.                 2.7
Wyeth                                   2.7
Bristol-Meyers Squibb Co.               2.5
Flextronics International Ltd.          2.5

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. Rankings shown above are for the Fund's Class A shares only. The Fund's Class A shares ranked 500/507 in the Lipper Balanced Fund category for the one-year period ended 10/31/02. Past performance is no guarantee of future results.

*See Notes page 11 for further details.

2. Portfolio's holdings and strategies are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

LETTER TO SHAREHOLDERS


Dear Shareholder,

In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.



[SIDEBAR]
[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer Quest Balanced Value Fund



                    1 | OPPENHEIMER QUEST BALANCED VALUE FUND

LETTER TO SHAREHOLDERS

   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/John V. Murphy
-----------------
John V. Murphy
November 21, 2002



These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.



                    2 | OPPENHEIMER QUEST BALANCED VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q
How did Oppenheimer Quest Balanced Value Fund perform during the twelve months that ended October 31, 2002? A. This was a tough year for U.S. equities, another strong year for domestic bonds, especially U.S. Treasuries, and an overall disappointing period for Oppenheimer Quest Balanced Value Fund.

To what do you attribute these results?
In the broadest sense, the Fund's underperformance was due to extreme risk aversion that pummeled most stocks. Shaken by the uncertain direction of the economy and corporate accounting scandals, investors sought reassurance and certainty in their investments. They turned to the bond market, with its guarantees of income and principal, and bid up stock prices for companies that had predictable current earnings. At the same time, they pushed down stock prices for companies with declining or unpredictable current earnings, even if the companies' future earnings potential was exceptional.

Why did this trend affect the Fund?
Oppenheimer Quest Balanced Value Fund invests in undervalued companies with the potential to appreciate over one to three years. Because these companies do not always have the strongest current cash flows and/or earnings, they weren't in favor with investors. Most saw their prices fall as the market increasingly split into the "haves" and "have nots." Among the handful of stocks that bucked the trend were drugstore chain CVS Corp.; financial companies Wells Fargo Co. and Countrywide Credit Industries, Inc.; and Apache Corp., an energy exploration and production company. 3
   The positive returns for these four stocks were no match, however, for significant losses in J.P. Morgan Chase & Co., a bank hurt by poor management and a large portfolio of loans to telecommunications companies; and El Paso Corp., an energy-trading firm caught in the aftermath of Enron's bankruptcy. Also hindering performance were EMC Corp., a data storage



[SIDEBAR]
Portfolio Manager
Colin Glinsman



3. The Fund's holdings and allocations are subject to change.



                    3 | OPPENHEIMER QUEST BALANCED VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

company hurt by reduced demand for technology products; and, most notably, WorldCom, Inc./WorldCom Group, a telecommunications company that slid from fraud disclosures to bankruptcy in a matter of months. In fact, our investment in WorldCom accounted for almost half of the Fund's total underperformance.

How did you respond to the Worldcom situation?
This was the Fund's biggest position. We were caught off guard by the company's June 2002 announcement that it had committed fraud, and we could simply blame the loss on that. But, we found this loss unacceptable and after disposing of our WorldCom stock and undertaking considerable review and analysis, we enhanced our existing sell discipline to increase the likelihood that, in the event another company deteriorates rapidly, it is much more likely that we will reduce our investment sooner rather than later.
   As a further safeguard, we strengthened our risk analysis. We have long measured the quantitative risk of all holdings on a monthly basis. Now, we also place greater emphasis on review of the qualitative risk factors, such as acquisition history, management's skill and business style, and the transparency of accounting practices.
   These new rules have had a positive effect already. For instance, they led us to remove El Paso Corp. from the portfolio more quickly once trouble became evident.

What other changes did you make to the portfolio?
We are increasingly optimistic about the U.S. economy and the stock market. In keeping with this outlook, in September we boosted the Fund's investment in equities to approximately 70% of total assets while reducing our cash weight and repositioning the bond portfolio.

[SIDEBAR]
We implemented new rules and procedures designed to control the Fund's qualitative risk level.



                    4 | OPPENHEIMER QUEST BALANCED VALUE FUND

How did you alter the bond portfolio?
Until September, the bond portfolio comprised mostly of Treasury securities, which contributed positively to performance, and a lesser amount of corporate bonds, which generally detracted from results. In September and October, however, we began to favor equities over Treasuries, believing stocks will once again become a higher-returning asset class than bonds. Also, as the economy recovers and corporate America gains strength, we believe equities and corporate bonds will outperform Treasuries. Consequently, we sold almost all of the Fund's Treasury investments, except the inflation indexed bonds, and bought more stocks and corporate bonds, both high-yield and investment-grade.

Why are you optimistic about the future of the economy and stock market?
First, this past year turned out to be a mild slowdown, not a depression. Thus, the economy doesn't need to dig out of a truly extreme situation. Second, inflation is under control, and the Federal Reserve has done a good job holding down rates to try and help stimulate economic growth. Third, productivity levels remain high. So, once the last of the excesses created by the technology bubble are eliminated, probably within the next 12 months, businesses should be able to make quick progress. There are already signs that these headwinds--inflated payrolls, high operating costs and bad debts--are abating. It shouldn't take much longer for the economy, corporate profits and the market to pick up speed.
   In the meantime, we will continue to apply our new risk controls, and to seek out the fundamentally sound, undervalued equities and bonds that have long made Oppenheimer Quest Balanced Value Fund an important part of The Right Way to Invest.

[SIDEBAR]
Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02 4

Class A
1-Year   5-Year 10-Year
--------------------------
-30.91%  3.14%   9.51%

Class B         Since
1-Year   5-Year Inception
--------------------------
-30.62%  3.47%  9.78%

Class C         Since
1-Year   5-Year Inception
--------------------------
-27.82%  3.75%  9.51%

Class N         Since
1-Year   5-Year Inception
--------------------------
-27.40%  N/A   -19.06%

Class Y         Since
1-Year   5-Year Inception
--------------------------
-26.23%  N/A    -7.91%

4. See Notes on page 11 for furter details.

                   5 | OPPENHEIMER QUEST BALANCED VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


Top Five Common Stock Industries 6
-------------------------------------
Diversified Financials          19.5%
-------------------------------------
Media                            7.3
-------------------------------------
Computers & Peripherals          4.2
-------------------------------------
Metals & Mining                  3.8
-------------------------------------
Pharmaceuticals                  3.7


[SIDEBAR]
Portfolio Allocation 5
o Stocks          71.3%
o Bonds           26.9
o Cash
  Equivalents      1.8



5. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on total market value of investments.
6. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on net assets.



                    6 | OPPENHEIMER QUEST BALANCED VALUE FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. During the fiscal year that ended October 31, 2002, Oppenheimer Quest Balanced Value Fund underperformed the broad stock and bond markets, as well as its peer group of balanced funds. The period was dominated by investor concerns about a sluggish economy, corporate accounting and fraud issues, and the possibility of war with Iraq. Bonds received a boost from a series of aggressive rate cuts by the Federal Reserve and, for the third consecutive year, delivered higher returns than equities, which declined sharply. Treasury securities provided the best total return. The Fund's bond portfolio, which comprised primarily of Treasury securities, was a net contributor to performance. Only a handful of equity holdings posted gains, while one stock, WorldCom, Inc./WorldCom Group, suffered an unusually large loss and accounted for nearly half of the Fund's relative underperformance versus its peer group. During the final fiscal quarter, we reduced the Fund's investment in Treasuries and cash and increased its allocation to corporate bonds and stocks in anticipation of a stronger economy and stock market.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. In the case of Class Y shares performance is measured from the inception of the class on May 1, 2000. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.



                    7 | OPPENHEIMER QUEST BALANCED VALUE FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINECHART]
                            Oppenheimer Quest Balanced               S&P 500
                               Value Fund (Class A)                   Index

10/31/1992                             9,425                          10,000
01/31/1993                             9,780                          10,554
04/30/1993                             9,798                          10,659
07/31/1993                            10,002                          10,931
10/31/1993                            10,360                          11,491
01/31/1994                            11,172                          11,910
04/30/1994                            10,681                          11,225
07/31/1994                            10,978                          11,494
10/31/1994                            11,255                          11,934
01/31/1995                            10,960                          11,973
04/30/1995                            12,281                          13,182
07/31/1995                            13,699                          14,491
10/31/1995                            13,096                          15,086
01/31/1996                            14,262                          16,596
04/30/1996                            14,887                          17,161
07/31/1996                            14,556                          16,890
10/31/1996                            15,957                          18,719
01/31/1997                            17,259                          20,966
04/30/1997                            16,878                          21,472
07/31/1997                            19,632                          25,691
10/31/1997                            19,975                          24,727
01/31/1998                            21,663                          26,606
04/30/1998                            24,146                          30,290
07/31/1998                            23,451                          30,651
10/31/1998                            25,550                          30,170
01/31/1999                            29,241                          35,255
04/30/1999                            30,707                          36,902
07/31/1999                            30,810                          36,843
10/31/1999                            31,038                          37,912
01/31/2000                            30,389                          38,901
04/30/2000                            30,786                          40,636
07/31/2000                            29,999                          40,146
10/31/2000                            32,832                          40,217
01/31/2001                            35,074                          38,550
04/30/2001                            35,817                          35,368
07/31/2001                            35,587                          34,396
10/31/2001                            33,372                          30,207
01/31/2002                            33,557                          32,330
04/30/2002                            31,813                          30,905
07/31/2002                            26,396                          26,274
10/31/2002                            26,070                          25,647

Average Annual Total Returns of Class A Shares of the Fund at 10/31/02*
1-Year  -26.37%            5-Year  4.23%            10-Year  10.06%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                           Oppenheimer Quest Balanced                S&P 500
                              Value Fund (Class B)                   Index

09/01/1993                            10,000                          10,000
10/31/1993                            10,081                          10,128
01/31/1994                            10,842                          10,498
04/30/1994                            10,363                           9,894
07/31/1994                            10,627                          10,132
10/31/1994                            10,884                          10,519
01/31/1995                            10,583                          10,553
04/30/1995                            11,841                          11,619
07/31/1995                            13,185                          12,773
10/31/1995                            12,588                          13,297
01/31/1996                            13,692                          14,628
04/30/1996                            14,264                          15,126
07/31/1996                            13,926                          14,887
10/31/1996                            15,240                          16,499
01/31/1997                            16,463                          18,480
04/30/1997                            16,079                          18,926
07/31/1997                            18,680                          22,645
10/31/1997                            18,981                          21,795
01/31/1998                            20,557                          23,451
04/30/1998                            22,867                          26,698
07/31/1998                            22,173                          27,017
10/31/1998                            24,122                          26,593
01/31/1999                            27,572                          31,075
04/30/1999                            28,918                          32,526
07/31/1999                            28,967                          32,475
10/31/1999                            29,178                          33,417
01/31/2000                            28,567                          34,288
04/30/2000                            28,940                          35,818
07/31/2000                            28,201                          35,386
10/31/2000                            30,865                          35,448
01/31/2001                            32,972                          33,979
04/30/2001                            33,670                          31,174
07/31/2001                            33,454                          30,318
10/31/2001                            31,372                          26,625
01/31/2002                            31,546                          28,497
04/30/2002                            29,906                          27,241
07/31/2002                            24,814                          23,158
10/31/2002                            24,507                          22,606

Average Annual Total Returns of Class B Shares of the Fund at 10/31/02*
1-Year  -26.12%        5-Year  4.54%    Since Inception  10.27%

* See Notes on page 11 for further details.



                    8 | OPPENHEIMER QUEST BALANCED VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                          Oppenheimer Quest Balanced                  S&P 500
                             Value Fund (Class C)                      Index

09/01/1993                            10,000                          10,000
10/31/1993                            10,081                          10,128
01/31/1994                            10,856                          10,498
04/30/1994                            10,371                           9,894
07/31/1994                            10,634                          10,132
10/31/1994                            10,879                          10,519
01/31/1995                            10,571                          10,553
04/30/1995                            11,821                          11,619
07/31/1995                            13,153                          12,773
10/31/1995                            12,551                          13,297
01/31/1996                            13,642                          14,628
04/30/1996                            14,212                          15,126
07/31/1996                            13,875                          14,887
10/31/1996                            15,183                          16,499
01/31/1997                            16,393                          18,480
04/30/1997                            16,012                          18,926
07/31/1997                            18,601                          22,645
10/31/1997                            18,904                          21,795
01/31/1998                            20,477                          23,451
04/30/1998                            22,778                          26,698
07/31/1998                            22,090                          27,017
10/31/1998                            24,031                          26,593
01/31/1999                            27,457                          31,075
04/30/1999                            28,801                          32,526
07/31/1999                            28,866                          32,475
10/31/1999                            29,029                          33,417
01/31/2000                            28,369                          34,288
04/30/2000                            28,711                          35,818
07/31/2000                            27,930                          35,386
10/31/2000                            30,510                          35,448
01/31/2001                            32,555                          33,979
04/30/2001                            33,206                          31,174
07/31/2001                            32,932                          30,318
10/31/2001                            30,832                          26,625
01/31/2002                            30,970                          28,497
04/30/2002                            29,325                          27,241
07/31/2002                            24,294                          23,158
10/31/2002                            23,927                          22,606

Average Annual Total Returns of Class C Shares of the Fund at 10/31/02*
1-Year  -23.14%      5-Year  4.82%    Since Inception  9.99%


Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                           Oppenheimer Quest Balanced                S&P 500
                              Value Fund (Class N)                    Index

03/01/2001                            10,000                          10,000
04/30/2001                            10,345                          10,094
07/31/2001                            10,271                           9,817
10/31/2001                             9,630                           8,621
01/31/2002                             9,690                           9,227
04/30/2002                             9,183                           8,821
07/31/2002                             7,616                           7,499
10/31/2002                             7,512                           7,320

Average Annual Total Returns of Class N Shares of the Fund at 10/31/02*
1-Year  -22.74%            Since Inception  -15.77%



                    9 | OPPENHEIMER QUEST BALANCED VALUE FUND

FUND PERFORMANCE

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                           Oppenheimer Quest Balanced                S&P 500
                              Value Fund (Class Y)                    Index

05/01/2000                            10,000                          10,000
07/31/2000                             9,795                           9,879
10/31/2000                            10,732                           9,897
01/31/2001                            11,482                           9,487
04/30/2001                            11,740                           8,703
07/31/2001                            11,677                           8,464
10/31/2001                            10,962                           7,434
01/31/2002                            11,046                           7,956
04/30/2002                            10,484                           7,605
07/31/2002                             8,712                           6,466
10/31/2002                             8,607                           6,311

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/02*
1-Year  -21.48%            Since Inception  -5.82%


* See Notes on page 11 for further details.

The performance information for the S&P 500 Index in the graphs begins on 10/31/92 for Class A, 8/31/93 for Class B and Class C, 2/28/01 for Class N and 4/30/00 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                   10 | OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES


In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

Class A shares of the Fund were first publicly offered on 11/1/91. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.15% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B does not include any contingent deferred sales charge on redemptions and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 5/1/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                   11 | OPPENHEIMER QUEST BALANCED VALUE FUND

                                                            Financial Statements
                                                                     Pages 13-32



                   12 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2002

                                                                      Market Value
                                                              Shares    See Note 1
===================================================================================
Common Stocks--71.0%
-----------------------------------------------------------------------------------
Consumer Discretionary--11.7%
-----------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.8%
McDonald's Corp.                                           2,000,000 $  36,220,000
-----------------------------------------------------------------------------------
Media--7.3%
Clear Channel Communications, Inc. 1                       2,000,000    74,100,000
-----------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A 1                     3,000,000    61,170,000
-----------------------------------------------------------------------------------
General Motors Corp., Cl. H 1                             19,000,000   187,150,000
                                                                     --------------
                                                                       322,420,000

-----------------------------------------------------------------------------------
Multiline Retail--3.6%
Dollar General Corp.                                       5,500,000    76,780,000
-----------------------------------------------------------------------------------
Sears Roebuck & Co.                                        3,000,000    78,780,000
                                                                     --------------
                                                                       155,560,000

-----------------------------------------------------------------------------------
Energy--4.8%
-----------------------------------------------------------------------------------
Energy Equipment & Services--1.6%
Transocean, Inc.                                           3,250,000    71,435,000
-----------------------------------------------------------------------------------
Oil & Gas--3.2%
Anadarko Petroleum Corp.                                   2,000,000    89,080,000
-----------------------------------------------------------------------------------
ConocoPhillips                                             1,000,000    48,500,000
                                                                     --------------
                                                                       137,580,000

-----------------------------------------------------------------------------------
Financials--24.2%
-----------------------------------------------------------------------------------
Banks--2.4%
FleetBoston Financial Corp.                                4,500,000   105,255,000
-----------------------------------------------------------------------------------
Diversified Financials--19.5%
Capital One Financial Corp.                                2,000,000    60,940,000
-----------------------------------------------------------------------------------
CIT Group, Inc. 1                                          4,000,000    71,240,000
-----------------------------------------------------------------------------------
Citigroup, Inc.                                            4,500,000   166,275,000
-----------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                        1,000,000    50,310,000
-----------------------------------------------------------------------------------
Freddie Mac                                                4,000,000   246,320,000
-----------------------------------------------------------------------------------
Household International, Inc.                              6,000,000   142,560,000
-----------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                    3,000,000    62,250,000
-----------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                  1,500,000    56,925,000
                                                                     --------------
                                                                       856,820,000

-----------------------------------------------------------------------------------
Insurance--2.3%
John Hancock Financial Services, Inc.                      3,500,000   102,550,000
-----------------------------------------------------------------------------------
Health Care--7.4%
-----------------------------------------------------------------------------------
Biotechnology--2.7%
Wyeth                                                      3,500,000   117,250,000



                   13 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENT OF INVESTMENTS  Continued

                                                                      Market Value
                                                              Shares    See Note 1
-----------------------------------------------------------------------------------
Health Care Providers & Services--1.0%
IMS Health, Inc.                                           3,000,000 $  45,120,000
-----------------------------------------------------------------------------------
Pharmaceuticals--3.7%
Bristol-Myers Squibb Co.                                   4,443,500   109,354,535
-----------------------------------------------------------------------------------
Pfizer, Inc.                                               1,700,000    54,009,000
                                                                     --------------
                                                                       163,363,535

-----------------------------------------------------------------------------------
Industrials--1.7%
-----------------------------------------------------------------------------------
Industrial Conglomerates--1.7%
Tyco International Ltd.                                    5,000,000    72,300,000
-----------------------------------------------------------------------------------
Information Technology--13.5%
-----------------------------------------------------------------------------------
Communications Equipment--2.0%
Cisco Systems, Inc. 1                                      8,000,000    89,440,000
-----------------------------------------------------------------------------------
Computers & Peripherals--4.2%
EMC Corp. 1                                               36,000,000   183,960,000
-----------------------------------------------------------------------------------
Electronic Equipment & Instruments--2.5%
Flextronics International Ltd. 1                          13,000,000   108,680,000
-----------------------------------------------------------------------------------
IT Consulting & Services--2.1%
Electronic Data Systems Corp.                              6,000,000    90,360,000
-----------------------------------------------------------------------------------
Semiconductor Equipment & Products--2.7%
Applied Materials, Inc. 1                                  8,000,000   120,240,000
-----------------------------------------------------------------------------------
Materials--3.8%
-----------------------------------------------------------------------------------
Metals & Mining--3.8%
Alcan, Inc.                                                6,000,000   168,900,000
-----------------------------------------------------------------------------------
Utilities--3.9%
-----------------------------------------------------------------------------------
Electric Utilities--3.0%
Duke Energy Corp.                                          1,595,600    32,693,844
-----------------------------------------------------------------------------------
Exelon Corp.                                               2,000,000   100,800,000
                                                                     --------------
                                                                       133,493,844

-----------------------------------------------------------------------------------
Gas Utilities--0.9%
NiSource, Inc.                                             2,344,200    38,726,184
                                                                     --------------
Total Common Stocks (Cost $3,614,443,680)                            3,119,673,563

                                                          Principal
                                                             Amount
===================================================================================
U.S. Government Obligations--8.8%
U.S. Treasury Inflationary Index Bonds:
3.375%, 1/15/12-4/15/32 2                               $151,523,230   164,247,893
3.875%, 4/15/29 2                                        164,862,000   190,518,814
-----------------------------------------------------------------------------------
U.S. Treasury Inflationary Index Nts., 3.875%, 1/15/09 2  27,862,246    30,739,914
                                                                      -------------
Total U.S. Government Obligations (Cost $340,035,779)                  385,506,621



                   14 | OPPENHEIMER QUEST BALANCED VALUE FUND

                                                           Principal  Market Value
                                                              Amount    See Note 1
===================================================================================
Non-Convertible Corporate Bonds and Notes--18.0%
AES Corp. (The), 8.75% Sr. Unsec. Unsub. Nts., 6/15/08   $22,300,000   $ 9,700,500
-----------------------------------------------------------------------------------
AFLAC, Inc., 6.50% Sr. Unsec. Nts., 4/15/09               16,900,000    18,386,710
-----------------------------------------------------------------------------------
AOL Time Warner, Inc.:
7.625% Bonds, 4/15/31                                     61,612,000    56,010,730
7.70% Debs, 5/1/32                                        99,225,000    91,433,754
-----------------------------------------------------------------------------------
AT&T Corp.:
6.50% Sr. Nts., 11/15/06                                  15,000,000    15,015,735
7.30% Sr. Nts., 11/15/11 6                                 3,000,000     2,945,733
-----------------------------------------------------------------------------------
AT&T Wireless Services, Inc.:
7.35% Sr. Unsec. Nts., 3/1/06                             15,000,000    13,586,565
8.75% Sr. Unsec. Nts., 3/1/31                              5,000,000     4,010,630
-----------------------------------------------------------------------------------
Boeing Capital Corp., 6.50% Nts., 2/15/12                 10,000,000    10,254,110
-----------------------------------------------------------------------------------
Capital One Bank, 6.50% Sr. Nts., 7/30/04                 17,000,000    15,673,116
-----------------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12     15,000,000    15,359,160
-----------------------------------------------------------------------------------
Citigroup, Inc., 6% Nts., 2/21/12                         15,000,000    16,098,015
-----------------------------------------------------------------------------------
Conseco Financing Trust II, 8.70% Unsec. Capital
Securities, 11/15/26 1,3,4                                51,155,000       319,719
-----------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27 1,3,4   41,990,000       262,437
-----------------------------------------------------------------------------------
Conseco, Inc., 6.80% Sr. Unsec. Nts., 6/15/07 1,3,5        8,000,000     1,520,000
-----------------------------------------------------------------------------------
Duke Energy Field Services LLC:
5.75% Sr. Nts., 11/15/06                                   5,910,000     5,653,813
7.875% Unsec. Nts., 8/16/10                               17,800,000    17,546,617
-----------------------------------------------------------------------------------
Electronic Data Systems Corp., 6.85% Nts., 10/15/04       16,000,000    15,866,912
-----------------------------------------------------------------------------------
FirstEnergy Corp., 5.50% Sr. Unsub. Nts., Series A,
11/15/06                                                  15,000,000    14,499,600
-----------------------------------------------------------------------------------
Ford Motor Co., 7.45% Bonds, 7/16/31                      31,000,000    23,742,528
-----------------------------------------------------------------------------------
General Electric Capital Corp., 6% Nts., 6/15/12          19,700,000    20,965,173
-----------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.75% Nts., 1/15/06      33,775,000    33,481,935
-----------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 5.70% Sr. Unsec.
Nts., 9/1/12                                              15,000,000    15,374,325
-----------------------------------------------------------------------------------
Goodyear Tire & Rubber Co., 7.857% Nts., 8/15/11          15,000,000    11,079,195
-----------------------------------------------------------------------------------
Household Finance Corp., 7% Nts., 5/15/12                 20,000,000    17,940,520
-----------------------------------------------------------------------------------
News America Holdings, Inc., 9.25% Sr. Debs., 2/1/13       8,500,000     9,623,215
-----------------------------------------------------------------------------------
Qwest Corp., 8.875% Nts., 3/15/12 5                       90,400,000    82,716,000
-----------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp., 6.70% Unsec. Unsub.
Nts., 4/15/12                                             20,000,000    18,401,620
-----------------------------------------------------------------------------------
Sprint Capital Corp.:
5.875% Nts., 5/1/04                                       10,000,000     9,397,330
8.375% Nts., 3/15/12                                      42,100,000    35,483,690
8.75% Nts., 3/15/32                                       65,510,000    49,939,780
-----------------------------------------------------------------------------------
Textron Financial Corp., 7.125% Nts., 12/9/04             12,300,000    13,024,409
-----------------------------------------------------------------------------------
Verizon Global Funding Corp.:
7.375% Sr. Nts., 9/1/12                                   15,000,000    16,545,075
7.75% Sr. Unsub. Nts., 12/1/30                            59,490,000    63,972,274



                   15 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENT OF INVESTMENTS  Continued

                                                           Principal    Market Value
                                                              Amount      See Note 1
=====================================================================================
Non-Convertible Corporate Bonds and Notes Continued
Waste Management, Inc.:
6.50% Sr. Unsub. Nts., 11/15/08                          $ 8,740,000    $  8,929,466
7.75% Bonds, 5/15/32 5                                     8,000,000       7,840,864
-------------------------------------------------------------------------------------
Weyerhaeuser Co., 7.375% Debs., 3/15/32                   15,000,000      15,197,205
-------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 9.25% Sr. Unsec. Unsub.
Nts., 3/15/04                                             20,575,000      14,916,875
                                                                        -------------
Total Non-Convertible Corporate Bonds and Notes (Cost $900,309,817)      792,715,335

=====================================================================================
Short-Term Notes--1.8%
American Express Credit Corp.:
2%, 11/1/02                                               20,000,000      20,000,000
2%, 11/15/02                                              15,000,000      14,990,375
-------------------------------------------------------------------------------------
Federal Home Loan Bank, 1.63%, 11/4/02                    30,000,000      29,995,925
-------------------------------------------------------------------------------------
Student Loan Marketing Assn., 1.72%, 11/1/02              13,361,000      13,361,000
                                                                        -------------
Total Short-Term Notes (Cost $78,347,300)                                 78,347,300

-------------------------------------------------------------------------------------
Total Investments, at Value (Cost $4,933,136,576)               99.6%  4,376,242,819
-------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                  0.4      17,216,308
                                                       ------------------------------
Net Assets                                                     100.0% $4,393,459,127
                                                       ==============================


Footnotes to Statement of Investments


1. Non-income producing security.
2. Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.
3. Issuer is in default.
4. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $92,076,864 or 2.10% of the Fund's net assets as of October 31, 2002.
6. Represents the current interest rate for a variable or increasing rate security.


See accompanying Notes to Financial Statements.



                   16 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002



===================================================================================
Assets
Investments, at value (cost $4,933,136,576)--see accompanying
statement                                                           $4,376,242,819
-----------------------------------------------------------------------------------
Cash                                                                     1,248,713
-----------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                  21,276,560
Investments sold                                                        15,520,354
Shares of beneficial interest sold                                       8,454,624
Other                                                                       26,791
                                                                    ---------------
Total assets                                                         4,422,769,861

===================================================================================
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                  13,271,407
Investments purchased                                                   12,652,264
Transfer and shareholder servicing agent fees                            1,070,288
Distribution and service plan fees                                         878,053
Shareholder reports                                                        665,106
Trustees' compensation                                                     360,177
Other                                                                      413,439
                                                                    ---------------
Total liabilities                                                       29,310,734

===================================================================================
Net Assets                                                          $4,393,459,127
                                                                    ===============

===================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                          $    3,664,171
-----------------------------------------------------------------------------------
Additional paid-in capital                                           6,084,380,878
-----------------------------------------------------------------------------------
Overdistributed net investment income                                   (2,801,778)
-----------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions            (1,134,890,387)
-----------------------------------------------------------------------------------
Net unrealized depreciation on investments                            (556,893,757)
                                                                    ---------------
Net Assets                                                          $4,393,459,127
                                                                    ===============




                   17 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,667,142,626 and 138,751,050 shares of beneficial interest
outstanding)                                                              $12.02
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                  $12.75
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,759,166,739 and 146,863,718 shares of beneficial interest
outstanding)                                                              $11.98
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $763,337,896 and 63,753,730 shares of beneficial interest
outstanding)                                                              $11.97
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $85,743,532 and 7,179,866 shares of beneficial interest
outstanding)                                                              $11.94
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $118,068,334 and 9,868,775 shares of beneficial
interest outstanding)                                                     $11.96



See accompanying Notes to Financial Statements.



                   18 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002



===================================================================================
Investment Income
-----------------------------------------------------------------------------------
Interest                                                           $    88,293,504
-----------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $303,750)                50,733,586
                                                                   ----------------
Total investment income                                                139,027,090

===================================================================================
Expenses
-----------------------------------------------------------------------------------
Management fees                                                         43,436,918
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                  6,990,513
Class B                                                                 20,684,949
Class C                                                                  9,033,822
Class N                                                                    351,477
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                  4,825,662
Class B                                                                  5,180,584
Class C                                                                  2,034,957
Class N                                                                    192,690
Class Y                                                                     85,025
-----------------------------------------------------------------------------------
Shareholder reports                                                      1,801,975
-----------------------------------------------------------------------------------
Trustees' compensation                                                     177,736
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                107,142
-----------------------------------------------------------------------------------
Other                                                                      699,251
                                                                   ----------------
Total expenses                                                          95,602,701
Less reduction to custodian expenses                                       (32,838)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Classes A, B, C and N                                                (15,005)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Class Y                                                               (6,638)
                                                                   ----------------
Net expenses                                                            95,548,220

===================================================================================
Net Investment Income                                                   43,478,870

===================================================================================
Realized and Unrealized Loss
-----------------------------------------------------------------------------------
Net realized loss on investments                                    (1,100,608,969)
-----------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                  (320,675,076)
                                                                   ----------------
Net realized and unrealized loss                                    (1,421,284,045)

===================================================================================
Net Decrease in Net Assets Resulting from Operations               $(1,377,805,175)
                                                                   ================


See accompanying Notes to Financial Statements.



                   19 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended October 31,                                          2002          2001
====================================================================================
Operations
Net investment income                                 $   43,478,870 $   73,909,701
------------------------------------------------------------------------------------
Net realized gain (loss)                              (1,100,608,969)   134,086,514
------------------------------------------------------------------------------------
Net change in unrealized depreciation                   (320,675,076)  (287,851,709)
                                                      ------------------------------
Net decrease in net assets resulting from operations  (1,377,805,175)   (79,855,494)

====================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                  (35,137,431)   (36,055,747)
Class B                                                  (19,021,719)   (23,546,689)
Class C                                                   (8,785,498)    (8,682,006)
Class N                                                   (1,253,866)       (36,119)
Class Y                                                   (3,511,298)    (1,361,483)
------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                  (51,374,614)   (18,817,048)
Class B                                                  (54,075,958)   (17,273,729)
Class C                                                  (22,607,352)    (6,317,572)
Class N                                                   (1,111,533)            --
Class Y                                                   (3,693,332)        (5,528)


====================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                  504,567,658    810,674,363
Class B                                                  554,626,572    988,096,602
Class C                                                  292,955,277    441,840,859
Class N                                                   90,711,420     20,339,051
Class Y                                                   23,910,940    141,061,324

====================================================================================
Net Assets
Total increase (decrease)                               (111,605,909) 2,210,060,784
------------------------------------------------------------------------------------
Beginning of period                                    4,505,065,036  2,295,004,252
                                                      ------------------------------
End of period [including undistributed (overdistributed)
net investment income of $(2,801,778) and $21,584,428,
respectively]                                         $4,393,459,127 $4,505,065,036
                                                      ==============================



See accompanying Notes to Financial Statements.



                   20 | OPPENHEIMER QUEST BALANCED VALUE FUND

FINANCIAL HIGHLIGHTS

Class A      Year Ended October 31             2002        2001        2000      1999      1998
================================================================================================
Per Share Operating Data
Net asset value, beginning of period         $16.09      $16.66      $16.41    $15.50    $13.99
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .17         .46         .36       .21       .26
Net realized and unrealized gain (loss)       (3.53)       (.20)        .55      2.88      3.24
                                             ---------------------------------------------------
Total from investment operations              (3.36)        .26         .91      3.09      3.50
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.27)       (.53)       (.28)     (.26)     (.20)
Distributions from net realized gain           (.44)       (.30)       (.38)    (1.92)    (1.79)
                                             ---------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.71)       (.83)       (.66)    (2.18)    (1.99)
------------------------------------------------------------------------------------------------
Net asset value, end of period               $12.02      $16.09      $16.66    $16.41    $15.50
                                             ===================================================

================================================================================================
Total Return, at Net Asset Value 1           (21.88)%      1.64%       5.78%    21.48%    27.91%

================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands) $1,667,143  $1,763,404  $1,027,560  $899,084  $135,821
------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $1,960,568  $1,353,860  $1,020,483  $454,409  $103,244
------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          1.20%       2.61%       2.24%     1.81%     2.07%
Expenses                                       1.51%       1.47%       1.45%     1.51%     1.55% 3
------------------------------------------------------------------------------------------------
Portfolio turnover rate                         108%         88%        105%       58%      165%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                   21 | OPPENHEIMER QUEST BALANCED VALUE FUND

FINANCIAL HIGHLIGHTS  Continued


Class B      Year Ended October 31             2002        2001        2000      1999      1998
================================================================================================
Per Share Operating Data
Net asset value, beginning of period         $16.00      $16.52      $16.28    $15.40    $13.92
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .07         .35         .25       .14       .19
Net realized and unrealized gain (loss)       (3.52)       (.19)        .55      2.84      3.20
                                             ---------------------------------------------------
Total from investment operations              (3.45)        .16         .80      2.98      3.39
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.13)       (.38)       (.18)     (.18)     (.12)
Distributions from net realized gain           (.44)       (.30)       (.38)    (1.92)    (1.79)
                                             ---------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.57)       (.68)       (.56)    (2.10)    (1.91)
------------------------------------------------------------------------------------------------
Net asset value, end of period               $11.98      $16.00      $16.52    $16.28    $15.40
                                             ===================================================

================================================================================================
Total Return, at Net Asset Value 1           (22.38)%      1.03%       5.10%    20.84%    27.08%

================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands) $1,759,167  $1,836,130    $925,476  $801,485   $60,807
------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $2,068,300  $1,307,367    $873,470  $355,797   $39,165
------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          0.56%       2.00%       1.64%     1.21%     1.53%
------------------------------------------------------------------------------------------------
Expenses                                       2.15%       2.07%       2.06%     2.10%     2.15% 3
------------------------------------------------------------------------------------------------
Portfolio turnover rate                         108%         88%        105%       58%      165%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                   22 | OPPENHEIMER QUEST BALANCED VALUE FUND

Class C      Year Ended October 31             2002        2001        2000      1999      1998
================================================================================================
Per Share Operating Data
Net asset value, beginning of period         $16.00      $16.51      $16.27    $15.40    $13.92
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .07         .34         .25       .15       .18
Net realized and unrealized gain (loss)       (3.52)       (.18)        .55      2.83      3.21
                                             ---------------------------------------------------
Total from investment operations              (3.45)        .16         .80      2.98      3.39
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.14)       (.37)       (.18)     (.19)     (.12)
Distributions from net realized gain           (.44)       (.30)       (.38)    (1.92)    (1.79)
                                             ---------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.58)       (.67)       (.56)    (2.11)    (1.91)
------------------------------------------------------------------------------------------------
Net asset value, end of period               $11.97      $16.00      $16.51    $16.27    $15.40
                                             ===================================================

================================================================================================
Total Return, at Net Asset Value 1           (22.40)%      1.05%       5.10%    20.80%    27.12%

================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $763,338    $751,229    $341,824  $313,506   $20,910
------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $903,426    $502,037    $336,336  $139,356   $11,598
------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          0.58%       2.00%       1.64%     1.21%     1.60%
Expenses                                       2.13%       2.07%       2.06%     2.10%     2.15% 3
------------------------------------------------------------------------------------------------
Portfolio turnover rate                         108%         88%        105%       58%      165%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                   23 | OPPENHEIMER QUEST BALANCED VALUE FUND

FINANCIAL HIGHLIGHTS  Continued

Class N     Year Ended October 31                                     2002       2001 1
=======================================================================================
Per Share Operating Data
Net asset value, beginning of period                               $ 16.05   $ 16.84
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .20       .22
Net realized and unrealized loss                                     (3.56)     (.83)
                                                                   --------------------
Total from investment operations                                     (3.36)     (.61)
---------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                  (.31)     (.18)
Distributions from net realized gain                                  (.44)       --
                                                                   --------------------
Total dividends and/or distributions
to shareholders                                                       (.75)     (.18)
---------------------------------------------------------------------------------------
Net asset value, end of period                                      $11.94    $16.05
                                                                   ====================

=======================================================================================
Total Return, at Net Asset Value 2                                  (21.99)%   (3.71)%

=======================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                           $85,744   $19,649
---------------------------------------------------------------------------------------
Average net assets (in thousands)                                  $70,477   $ 4,977
---------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                 1.07%     2.75%
Expenses                                                              1.67%     1.58%
---------------------------------------------------------------------------------------
Portfolio turnover rate                                                108%       88%

1. For the period from March 1, 2001 (inception of offering) to October 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.



                   24 | OPPENHEIMER QUEST BALANCED VALUE FUND

Class Y     Year Ended October 31                           2002      2001      2000 1
======================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $ 16.05   $ 16.67   $ 15.65
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .25       .74       .15
Net realized and unrealized gain (loss)                    (3.52)     (.40)      .99
                                                         -----------------------------
Total from investment operations                           (3.27)      .34      1.14
--------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.38)     (.66)     (.12)
Distributions from net realized gain                        (.44)     (.30)       --
                                                         -----------------------------
Total dividends and/or distributions
to shareholders                                             (.82)     (.96)     (.12)
--------------------------------------------------------------------------------------
Net asset value, end of period                            $11.96    $16.05    $16.67
                                                         =============================

======================================================================================
Total Return, at Net Asset Value 2                        (21.48)%    2.14%     7.32%

======================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $118,068  $134,654      $144
--------------------------------------------------------------------------------------
Average net assets (in thousands)                       $137,322  $ 77,394      $ 32
--------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       1.75%     2.97%     2.46%
Expenses                                                    0.96%     1.00%     0.98%
--------------------------------------------------------------------------------------
Portfolio turnover rate                                      108%       88%      105%



1. For the period from May 1, 2000 (inception of offering) to October 31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.



                   25 | OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Quest Balanced Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a combination of growth of capital and investment income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.
   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 2002, securities with an aggregate market value of $2,102,156, representing 0.05% of the Fund's net assets, were in default.



                   26 | OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
   During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                      Expiring
                      -----------------------
                      2010     $1,087,512,098

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $67,031 and payments of $8,643 were made to retired trustees, resulting in an accumulated liability of $355,916 as of October 31, 2002.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.



                   27 | OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
1. Significant Accounting Policies Continued
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2002, amounts have been reclassified to reflect an increase in overdistributed net investment income of $155,264. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

                                           Year Ended        Year Ended
                                     October 31, 2002  October 31, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income         $ 91,935,261      $102,475,611
                 Long-term capital gain   108,637,340         9,620,310
                 Return of capital                 --                --
                                         ------------------------------
                 Total                   $200,572,601      $112,095,921
                                         ==============================

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Overdistributed net investment income $    (2,801,778)
                 Accumulated net realized loss          (1,134,890,387)
                 Net unrealized depreciation              (556,893,757)
                                                       ----------------
                 Total                                 $(1,694,585,922)
                                                       ================

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                   28 | OPPENHEIMER QUEST BALANCED VALUE FUND

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         Year Ended October 31, 2002    Year Ended October 31, 2001 1
                                Shares        Amount          Shares         Amount
------------------------------------------------------------------------------------
Class A
Sold                        76,270,446 $1,136,914,035     64,338,039 $1,086,739,570
Dividends and/or
distributions reinvested     4,844,872     74,947,527      2,914,348     46,783,526
Redeemed                   (51,991,218)  (707,293,904)   (19,320,599)  (322,848,733)
                           ---------------------------------------------------------
Net increase                29,124,100 $  504,567,658     47,931,788 $  810,674,363
                           =========================================================


------------------------------------------------------------------------------------
Class B
Sold                        69,354,980 $1,043,042,694     67,633,037 $1,137,736,227
Dividends and/or
distributions reinvested     3,838,605     59,980,758      2,193,098     34,890,525
Redeemed                   (41,078,794)  (548,396,880)   (11,102,212)  (184,530,150)
                           ---------------------------------------------------------
Net increase                32,114,791 $  554,626,572     58,723,923 $  988,096,602
                           =========================================================


------------------------------------------------------------------------------------
Class C
Sold                        35,498,231 $  536,176,064     30,430,120 $  511,658,741
Dividends and/or
distributions reinvested     1,571,290     24,519,188        781,514     12,445,845
Redeemed                   (20,268,479)  (267,739,975)    (4,960,353)   (82,263,727)
                           ---------------------------------------------------------
Net increase                16,801,042 $  292,955,277     26,251,281 $  441,840,859
                           =========================================================


------------------------------------------------------------------------------------
Class N
Sold                         8,276,594 $  121,525,612      1,303,598 $   21,674,792
Dividends and/or
distributions reinvested       156,819      2,362,733          2,179         36,108
Redeemed                    (2,477,684)   (33,176,925)       (81,640)    (1,371,849)
                           ---------------------------------------------------------
Net increase                 5,955,729 $   90,711,420      1,224,137 $   20,339,051
                           =========================================================


------------------------------------------------------------------------------------
Class Y
Sold                         4,615,777 $   65,893,788      9,750,120 $  164,240,847
Dividends and/or
distributions reinvested       470,717      7,204,577         80,494      1,366,949
Redeemed                    (3,607,330)   (49,187,425)    (1,449,611)   (24,546,472)
                           ---------------------------------------------------------
Net increase                 1,479,164 $   23,910,940      8,381,003 $  141,061,324
                           =========================================================

1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.



                   29 | OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $6,584,855,106 and $4,817,664,426, respectively.

As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $4,980,514,862 was composed of:

                     Gross unrealized appreciation $ 192,272,866
                     Gross unrealized depreciation  (796,544,909)
                                                   -------------
                     Net unrealized depreciation   $(604,272,043)
                                                   =============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. Effective March 1, 2002, the agreement provides for an annual fee of 0.85% of the first $5 billion of average annual net assets of the Fund; 0.75% of the next $1 billion; 0.65% of the next $1 billion; and 0.60% of average annual net assets in excess of $7 billion. Prior to March 1, 2002, the management fee rate was 0.85% of average annual net assets.

--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager retains OpCap Advisors (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. For the year ended October 31, 2002, the Manager paid $13,154,575 to the Sub-Advisor for its services to the Fund.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
   Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. Beginning November 1, 2002, transfer agent fees for Class Y shares are limited to 0.35% of the Fund's average daily net assets. This undertaking may be amended or withdrawn at any time.



                   30 | OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate        Class A   Concessions   Concessions   Concessions   Concessions
                    Front-End      Front-End    on Class A    on Class B    on Class C    on Class N
                Sales Charges  Sales Charges        Shares        Shares        Shares        Shares
                   on Class A    Retained by   Advanced by   Advanced by   Advanced by   Advanced by
Year Ended             Shares    Distributor Distributor 1 Distributor 1 Distributor 1 Distributor 1
----------------------------------------------------------------------------------------------------
October 31, 2002  $14,121,824     $3,513,191    $1,237,651   $32,336,348    $4,801,712      $983,606

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                             Class A       Class B        Class C        Class N
                          Contingent    Contingent     Contingent     Contingent
                            Deferred      Deferred       Deferred       Deferred
                       Sales Charges Sales Charges  Sales Charges  Sales Charges
                         Retained by   Retained by    Retained by    Retained by
Year Ended               Distributor   Distributor    Distributor    Distributor
--------------------------------------------------------------------------------
October 31, 2002             $83,677    $7,504,572       $559,091       $236,911


--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan the Fund currently pays an asset-based sales charge to the Distributor at an annual rate equal to 0.10% of average annual net assets of Class A shares of the Fund. (The Board of Trustees can set this rate up to 0.15%.) Effective January 1, 2002, the asset-based sales charge rate for Class A shares was voluntarily reduced from 0.15% to 0.10% of average annual net assets representing Class A shares. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. For the year ended October 31, 2002, payments under the Class A plan totaled $6,990,513, all of which were paid by the Distributor to recipients, and included $246,589 paid to an affiliate of the Manager.

--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.



                   31 | OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
4. Fees and Other Transactions with Affiliates Continued
Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

                                                                   Distributor's
                                                    Distributor's      Aggregate
                                                        Aggregate   Unreimbursed
                                                     Unreimbursed  Expenses as %
                     Total Payments Amount Retained      Expenses  of Net Assets
                         Under Plan  by Distributor    Under Plan       of Class
--------------------------------------------------------------------------------
Class B Plan            $20,684,949     $17,808,806   $78,997,422          4.49%
Class C Plan              9,033,822       4,875,857    15,610,946          2.05
Class N Plan                351,477         337,566     1,862,069          2.17


================================================================================
5. Illiquid Securities
As of October 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of October 31, 2002 was $582,156, which represents 0.01% of the Fund's net assets.


================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended or at October 31, 2002.



                   32 | OPPENHEIMER QUEST BALANCED VALUE FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Quest Balanced Value Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Balanced Value Fund, including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1999, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Balanced Value Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP

Denver, Colorado
November 21, 2002



                   33 | OPPENHEIMER QUEST BALANCED VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited


================================================================================
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends and distributions of $0.5543, $0.4868, $0.4953, $0.6062 and $0.6188
per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 11, 2001, of which $0.3588 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
   Dividends paid by the Fund during the fiscal year ended October 31, 2002 which are not designated as capital gain distributions should be multiplied by 88.91% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                   34 | OPPENHEIMER QUEST BALANCED VALUE FUND

TRUSTEES AND OFFICERS


====================================================================================
Name, Position(s) Held    Principal Occupation(s) During Past 5 Years/Other
with Fund, Length of      Trusteeships/Directorships Held by Trustee/Number of
Service and Age           Portfolios in Fund Complex Currently Overseen by Trustee

INDEPENDENT               The address of each Trustee in the chart below is 6803 S.
TRUSTEES                  Tucson Way, Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation,
                          retirement, death or removal.

Thomas W. Courtney,       Principal of Courtney Associates, Inc. (venture capital
Chairman of the Board     firm); former General Partner of Trivest Venture Fund
of Trustees (since 1996)  (private venture capital fund); former President of
Age: 69                   Investment Counseling Federated Investors, Inc.; Trustee of
                          Cash Assets Trust, a money market fund; Director of OCC Cash
                          Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee of four funds for Pacific Capital and Tax Free Trust of Arizona.
                          Oversees 10 portfolios in the OppenheimerFunds complex.

Paul Y. Clinton,          Principal of Clinton Management Associates, a financial and
Trustee (since 1996)      venture capital consulting firm; Trustee of Capital Cash
Age: 70                   Management Trust, a money-market fund and Narragansett
                          Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash
                          Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies. Formerly:
                          Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation;
                          President of Essex Management Corporation, a management
                          consulting company; a general partner of Capital Growth
                          Fund, a venture capital partnership; a general partner of
                          Essex Limited Partnership, an investment partnership;
                          President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment
                          company; and Vice President of W.R. Grace & Co. Oversees 10 portfolios in the OppenheimerFunds complex.

Robert G. Galli,          A trustee or director of other Oppenheimer funds. Formerly
Trustee (since 1996)      Vice Chairman (October 1995-December 1997) of
Age: 69                   OppenheimerFunds, Inc., (the Manager). Oversees 41
                          portfolios in the OppenheimerFunds complex.

Lacy B. Herrmann,         Chairman and Chief Executive Officer of Aquila Management
Trustee (since 1996)      Corporation, the sponsoring organization and manager,
Age: 73                   administrator and/or sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust,
                          Aquila-Cascadia Equity Fund, Pacific Capital Cash Assets
                          Trust, Pacific Capital U.S. Treasuries Cash Assets Trust,
                          Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund,
                          Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For
                          Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of
                          Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of
                          Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain
                          Equity Fund; Vice President, Director, Secretary, and
                          formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of
                          Trustees of Capital Cash Management Trust ("CCMT"), and an
                          Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap
                          Management Corporation, formerly sub-adviser and
                          administrator of Prime Cash Fund and Short Term Asset
                          Reserves; Director of OCC Cash Reserves, Inc., and Trustee
                          of OCC Accumulation Trust, both of which are open-end
                          investment companies; Trustee Emeritus of Brown University.
                          Oversees 10 portfolios in the OppenheimerFunds complex.




                   35 | OPPENHEIMER QUEST BALANCED VALUE FUND

TRUSTEES AND OFFICERS  Continued


Brian Wruble,             Special Limited Partner (since January 1999) of Odyssey
Trustee (since 2001)      Investment Partners, LLC (private equity investment);
Age: 59                   General Partner (since September 1996) of Odyssey Partners,
                          L.P. (hedge fund in distribution since 1/1/97); Board of
                          Governing Trustees (since August 1990) of The Jackson
                          Laboratory (non-profit); Trustee (since May 1992) of
                          Institute for Advanced Study (educational institute);
                          Trustee (since May 2000) of Research Foundation of AIMR
                          (investment research, non-profit); formerly Governor, Jerome
                          Levy Economics Institute of Bard College (economics
                          research) (August 1990-September 2001); Director of Ray &
                          Berendtson, Inc. (executive search firm) (May 2000-April
                          2002). Oversees 10 portfolios in the OppenheimerFunds
                          complex.

============================================================================================
OFFICERS                  The address of the Officers in the chart below is as
                          follows: for Messrs. Darling, Murphy and Zack, 498 Seventh
                          Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson
                          Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

O. Leonard Darling,       Vice Chairman and Director (since August 2000), Chief
Vice President            Investment Officer (since June 1999) and Executive Vice
(since 1996)              President (since December 1998) of the Manager; Chairman of
Age: 59                   the Board and a director (since June 1999) and Senior
                          Managing Director (since December 1998) of HarbourView Asset
                          Management Corporation; Chairman of the Board, Senior
                          Managing Director and director (since November 2000) of OFI
                          Institutional Asset Management, Inc.; a director (since July
                          2001) of Oppenheimer Acquisition Corp.; a director (since
                          March 2000) of OFI Private Investments, Inc.; Trustee (since
                          1993) of Awhtolia College - Greece; formerly Executive Vice
                          President of the Manager (June 1993-December 1998); and
                          Chief Executive Officer of HarbourView Asset Management
                          Corporation (December 1998-June 1999).

John V. Murphy,           Chairman, Chief Executive Officer and director (since June
President (since 2001)    2001) and President (since September 2000) of the Manager;
Age: 53                   President and a director or trustee of other Oppenheimer
                          funds; President and a director (since July 2001) of
                          Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a
                          holding company subsidiary of the Manager); a director
                          (since November 2001) of OppenheimerFunds Distributor, Inc.
                          (a subsidiary of the Manager); Chairman and a director
                          (since July 2001) of Shareholder Services, Inc. and of
                          Shareholder Financial Services, Inc. (transfer agent
                          subsidiaries of the Manager); President and a director
                          (since July 2001) of OppenheimerFunds Legacy Program (a
                          charitable trust program established by the Manager); a
                          director of the investment advisory subsidiaries of the
                          Manager: OFI Institutional Asset Management, Inc. and
                          Centennial Asset Management Corporation (since November
                          2001), HarbourView Asset Management Corporation and OFI
                          Private Investments, Inc. (since July 2001); President
                          (since November 1, 2001) and a director (since July 2001) of
                          Oppenheimer Real Asset Management, Inc.; a director (since
                          November 2001) of Trinity Investment Management Corp. and
                          Tremont Advisers, Inc. (Investment advisory affiliates of
                          the Manager); Executive Vice President (since February 1997)
                          of Massachusetts Mutual Life Insurance Company (the
                          Manager's parent company); a director (since June 1995) of
                          DLB Acquisition Corporation (a holding company that holds
                          the shares of David L. Babson & Company, Inc.); formerly,
                          Chief Operating Officer (September 2000-June 2001) of the
                          Manager; President and trustee (November 1999-November 2001)
                          of MML Series Investment Fund and MassMutual Institutional
                          Funds (open-end investment companies); a director (September
                          1999-August 2000) of C.M. Life Insurance Company; President,
                          Chief Executive Officer and director (September 1999-August
                          2000) of MML Bay State Life Insurance Company; a director
                          (June 1989-June 1998) of Emerald




                   36 | OPPENHEIMER QUEST BALANCED VALUE FUND

John V. Murphy,           Isle Bancorp and Hibernia Savings Bank (a wholly-owned
Continued                 subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the OppenheimerFunds complex.


Brian W. Wixted,          Senior Vice President and Treasurer (since March 1999) of
Treasurer, Principal      the Manager; Treasurer (since March 1999) of HarbourView
Financial and Accounting  Asset Management Corporation, Shareholder Services, Inc.,
Officer                   Oppenheimer Real Asset Management Corporation, Shareholder
(since 1999)              Financial Services, Inc., Oppenheimer Partnership Holdings,
Age: 43                   Inc., OFI Private Investments, Inc. (since March 2000),
                          OppenheimerFunds International Ltd. and Oppenheimer
                          Millennium Funds plc (since May 2000) and OFI Institutional
                          Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                          Financial Officer (since May 2000) of Oppenheimer Trust
                          Company (a trust company subsidiary of the Manager);
                          Assistant Treasurer (since March 1999) of Oppenheimer
                          Acquisition Corp. and OppenheimerFunds Legacy Program (since
                          April 2000); formerly Principal and Chief Operating Officer
                          (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                          Services Division. An officer of 85 portfolios in the
                          OppenheimerFunds complex.

Robert G. Zack,           Senior Vice President (since May 1985) and General Counsel
Secretary (since 2001)    (since February 2002) of the Manager; General Counsel and a
Age: 54                   director (since November 2001) of OppenheimerFunds
                          Distributor, Inc.; Senior Vice President and General Counsel
                          (since November 2001) of HarbourView Asset Management
                          Corporation; Vice President and a director (since November
                          2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice
                          President, General Counsel and a director (since November
                          2001) of Shareholder Services, Inc., Shareholder Financial
                          Services, Inc., OFI Private Investments, Inc., Oppenheimer
                          Trust Company and OFI Institutional Asset Management, Inc.;
                          General Counsel (since November 2001) of Centennial Asset
                          Management Corporation; a director (since November 2001) of
                          Oppenheimer Real Asset Management, Inc.; Assistant Secretary
                          and a director (since November 2001) of OppenheimerFunds
                          International Ltd.; Vice President (since November 2001) of
                          OppenheimerFunds Legacy Program; Secretary (since November
                          2001) of Oppenheimer Acquisition Corp.; formerly Acting
                          General Counsel (November 2001-February 2002) and Associate
                          General Counsel (May 1981-October 2001) of the Manager;
                          Assistant Secretary of Shareholder Services, Inc. (May
                          1985-November 2001), Shareholder Financial Services, Inc.
                          (November 1989-November 2001); OppenheimerFunds
                          International Ltd. and Oppenheimer Millennium Funds plc
                          (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.



                   37 | OPPENHEIMER QUEST BALANCED VALUE FUND

OPPENHEIMER QUEST BALANCED VALUE FUNDSM

A Series of Oppenheimer Quest For Value Funds
================================================================================
Investment Advisor           OppenheimerFunds, Inc.

================================================================================
Sub-Advisor                  OpCap Advisors

================================================================================
Distributor                  OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder     OppenheimerFunds Services
Servicing Agent

================================================================================
Independent Auditors         KPMG LLP

================================================================================
Legal Counsel                Mayer Brown Rowe & Maw



(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.



                   38 | OPPENHEIMER QUEST BALANCED VALUE FUND

OPPENHEIMERFUNDS FAMILY

============================================================================================================
 Global Equity         Developing Markets Fund                         Global Fund
                       International Small Company Fund                Quest Global Value Fund
                       Europe Fund                                     Global Growth & Income Fund
                       International Growth Fund
------------------------------------------------------------------------------------------------------------
 Equity                Stock                                           Stock & Bond
                       Emerging Technologies Fund                      Quest Opportunity Value Fund
                       Emerging Growth Fund                            Total Return Fund
                       Enterprise Fund                                 Quest Balanced Value Fund
                       Discovery Fund                                  Capital Income Fund
                       Main Street(R)Small Cap Fund                     Multiple Strategies Fund
                       Small Cap Value Fund                            Disciplined Allocation Fund
                       MidCap Fund                                     Convertible Securities Fund
                       Main Street(R)Opportunity Fund                   Specialty
                       Growth Fund                                     Real Asset Fund(R)
                       Capital Appreciation Fund                       Gold & Special Minerals Fund
                       Main Street(R)Growth & Income Fund               Tremont Market Neutral Fund, LLC 1
                       Value Fund                                      Tremont Opportunity Fund, LLC 1
                       Quest Capital Value Fund
                       Quest Value Fund
                       Trinity Large Cap Growth Fund
                       Trinity Core Fund
                       Trinity Value Fund
------------------------------------------------------------------------------------------------------------
 Income                Taxable                                         Rochester Division
                       International Bond Fund                         California Municipal Fund 3
                       High Yield Fund                                 New Jersey Municipal Fund 3
                       Champion Income Fund                            New York Municipal Fund 3
                       Strategic Income Fund                           Municipal Bond Fund
                       Bond Fund                                       Limited Term Municipal Fund 4
                       Senior Floating Rate Fund                       Rochester National Municipals
                       U.S. Government Trust                           Rochester Fund Municipals
                       Limited-Term Government Fund                    Limited Term New York Municipal Fund
                       Capital Preservation Fund 2                     Pennsylvania Municipal Fund 3
------------------------------------------------------------------------------------------------------------
 Select Managers       Stock                                           Stock & Bond
                       Mercury Advisors Focus Growth Fund              QM Active Balanced Fund 2
                       Gartmore Millennium Growth Fund II
                       Jennison Growth Fund
                       Salomon Brothers All Cap Fund 5
                       Mercury Advisors S&P 500(R) Index Fund 2
------------------------------------------------------------------------------------------------------------
 Money Market 6        Money Market Fund                               Cash Reserves



1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
2. Available only through qualified retirement plans.
3. Available to investors only in certain states.
4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on October 31, 2002.
5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



                   39 | OPPENHEIMER QUEST BALANCED VALUE FUND

1.800.CALL OPP PHONELINK


Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

  o Obtain account balances, share price (NAV) and dividends paid

  o Verify your most recent transactions

  o Buy, redeem or exchange mutual fund shares

  o Create custom lists of your accounts, funds or market indices

  o Order duplicate statements or Form 1099 DIV

  o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

  o Speak to a Customer Service Representative 1 by saying "Agent" when prompted

  o And more!



Quick list of PhoneLink commands

Say                                     To:

[Account # or Social Security # + PIN]  Get dollar and share balances, NAVs, transaction history or request
                                        transactions

[Fund name, share class]                Get current price/dividend information

Balance                                 Hear your balance/list of accounts

History                                 Hear your most recent transactions

Purchase or buy                         Buy shares

Exchange                                Exchange shares

Liquidation or redemption               Sell shares

Dow Jones or Market Indices             Hear closing market information
                                        (Dow Jones Industrial Average, Nasdaq
                                        Composite and S&P 500)

Custom list                             Create, play or edit custom list of your
                                        accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.



                   40 | OPPENHEIMER QUEST BALANCED VALUE FUND

             THIS PAGE INTENTIONALLY LEFT BLANK.

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Internet
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--------------------------------------------------------------------------------
PhoneLink 1 and General Information 24-hr automated information and automated transactions Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: QVGIX  Class B: QGRBX  Class C: QGRCX  Class N: QGRNX  Class Y: QGRYX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                  [LOGO] OppenheimerFunds[R]
                                                         Distributor, Inc.

RA0257.001.1002   December 30, 2002